EXHIBIT 10.6

                              TERM LOAN SUPPLEMENT
                                   (EQUIPMENT)
                                       TO
                                CREDIT AGREEMENT


         This Agreement is made this 31st day of August, 2005, by Resistance Technology, Inc., a Minnesota corporation, and RTI Electronics, Inc., a Delaware corporation (herein individually called "Borrower" and and collectively, the "Borrowers"), for the benefit of Diversified Business Credit, Inc., a Minnesota corporation (herein referred to as the "Lender").

                                    RECITALS

         Borrowers have executed and delivered to Lender a credit and security agreement dated August 31, 2005 (herein, as amended from time to time, called the "Credit Agreement") pursuant to which Lender has made or may make certain loans to the Borrowers. These loans and all other debts, liabilities and obligations of Borrowers to Lender are secured pursuant to the Credit Agreement and other security documents (all herein called the "Security Documents") referred to in the Credit Agreement.

         Borrowers have requested that Lender make one or more loans (herein individually called the "Equipment Term Loan" and collectively, the "Equipment Term Loans" ) under the Credit Agreement, repayable in installments. This Agreement supplements the Credit Agreement to set forth the terms on which any such Equipment Term Loans shall be advanced and repaid. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         ACCORDINGLY, to induce Lender to make one or more advances on the Equipment Term Loans under this Supplement, and in consideration of the mutual agreements herein contained, each Borrower and Lender hereby agree that:

         1. THE EQUIPMENT TERM LOANS. Subject to the terms and conditions set forth in the Credit Agreement and in this Supplement, the Lender shall make Term Advances to each Borrower from time to time from the date all of the conditions set forth in Section 12(a) and (c) of Credit Agreement and Section 4 of this Supplement are satisfied to August 31, 2007, up to an aggregate amount equal the sum of: (i) seventy-five percent (75%) of the orderly liquidation value (as dertermined by an appraisal in form and substance acceptable to the Lender) of existing Eligible Equipment (as hereinafter defined) of such Borrower, and (ii) eighty percent (80%) of the acquisition price of any new Eligible Equipment to be contemporaneously acquired by such Borrower in connection with any Term Advance; subject further to the limitations that (a) the aggregate amount of Term Advances made to both Borrowers under this Supplement shall at no time exceed $1,000,000, and (b) with each of the sums under (i) and (ii) reduced by the aggregate amount of principal payments made pursuant to Sections 2 and 3 hereof. Without notice or demand, if the sum of the outstanding principal balance of the Equipment Term Loans shall at any time exceed such limitations, Borrowers shall immediately prepay the Equipment Term Loans to the extent necessary to eliminate such excess.

Without limiting the foregoing, the Lender may also, from time to time, obtain at Borrowers' expense an appraisal of each Borrower's equipment by an appraiser acceptable to the Lender in its sole discretion;

provided that prior to the occurrence of an Event of Default, the Lender shall not obtain more than one appraisal of each Borrower's equipment every twelve
(12) months during the term of each loan made under this Supplement. If the Lender at any time obtains an appraisal of the equipment as permitted herein, and the appraisal shows the aggregate outstanding principal balance of each Borrower's Equipment Term Loan to exceed the limitations set forth in this
Section 1 above, then Borrowers, upon demand by the Lender, shall immediately prepay such Equipment Term Loan in the amount of such excess, together with a prepayment fee equal to a percentage of the amount of such prepayment in accordance with prepayment percentages set forth in Section 11 of the Credit Agreement.

As used herein, the term "Eligible Equipment" means Equipment (as defined under the Uniform Commercial Code as adopted in the state of Minnesota) designated by the Lender as eligible from time to time in its sole discretion but excluding any Equipment having any of the following characteristics:

                  (i) Equipment that is subject to any lien other than in favor of the Lender;

                  (ii) Equipment that has not been delivered to a Borrower's Premises;

                  (iii) Equipment in which the Lender does not hold a first priority Security Interest;

                  (iv) Equipment that is obsolete or not currently saleable;

                  (v) Equipment that is not covered by standard "all risk" insurance for an amount equal to its forced liquidation value;

                  (vi) Equipment that requires proprietary software in order to operate in the manner in which it is intended when such software is not freely assignable to the Lender or any potential purchaser of such Equipment;

                  (vii) Equipment consisting of computer hardware, software, tooling, or molds; and

                  (viii) Equipment otherwise deemed unacceptable by the Lender in its sole discretion.

If a Borrower desires to borrow under this Supplement, it shall submit borrowing requests in the manner set forth in the Credit Agreement and this Supplement and will notify Lender that the advance is requested on the Equipment Term Loan under this Supplement. The Equipment Term Loan shall bear interest at the rate specified in the Credit Agreement, shall be secured by the Credit Agreement, Security Documents and all other collateral security (without apportionment, exclusion or segregation) as provided in the Credit Agreement.

Each Borrower further agrees that the proceeds of any Term Advance wholly or partially obtained in connection with the acquisition of Eligible Equipment shall be used first to pay the purchase price of such Equipment and any surplus shall be subject to the use of proceeds restrictions set forth in the Credit Agreement.

         2. REPAYMENT OF EQUIPMENT TERM LOANS. Interest and principal on each Equipment Term Loan shall be repaid as follows:

         - Each month, on the first day of the month, Borrowers shall pay all interest accrued on the Equipment Term Loans in the preceding month.

         - Each month, on the first day of the month following the initial Term Advance under this Supplement, Borrowers shall pay principal on each Equipment Term Loan in amount sufficient to fully amortize the then outstanding principal balance of such Equipment Term Loan over an assumed amortization period of sixty (60) months commencing on the date of this Agreement.

         - On August 31, 2008, the entire unpaid principal balance of the Equipment Term Loans, and all unpaid interest accrued thereon, shall in any event be due and payable in full.

         3. PREPAYMENT OF EQUIPMENT TERM LOANS. Borrowers shall prepay the Equipment Term Loans (a) as and when required by the Credit Agreement, and (b) whenever required to assure that the maximum amount of the Equipment Term Loans do not exceed the limitations prescribed in Section 1 of this Supplement. In the event either Borrower shall sell, collect insurance proceeds on, or otherwise dispose of or realize on any collateral security, other than inventory and trade accounts receivable, granted to Lender, Borrowers shall immediately prepay the Obligations, in such order as the Lender shall determine in its sole discretion, by the full amount of the proceeds so realized (it being understood and agreed that no such collateral security may be sold or otherwise disposed of or realized on except with the written consent of Lender and that each Borrower shall pay over and account for all proceeds of inventory and trade accounts receivable as provided in the Credit Agreement). No prepayment under this
Section 3 shall reduce any monthly installment due on the Equipment Term Loans pursuant to Section 2 above.

         4. ADDITIONAL EQUIPMENT TERM LOAN ADVANCE CONDITIONS. The Lender's obligation to make any Term Advance hereunder shall be subject to the additional condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  i. A true and correct listing of all Equipment and the location thereof of each Borrower in form and substance acceptable to the Lender and duly certified by an authorized officer of each Borrower, including without limitation, a listing of Equipment that shall be further certified by each Borrower as constituting Eligible Equipment.

                  ii. In connection with the acquisition of any new Eligible Equipment, a copy of the purchase order, sales invoice and related purchase documents.

                  iii. The Lender shall have received and approved an appraisal of the Equipment of the Borrowers by an appraiser acceptable to the Lender setting forth the estimated orderly liquidation value of such Equipment.

                  iv. Borrowers shall have executed and/or delivered, or caused to be executed and/or delivered, to the Lender and any other appropriate party such other documents, instruments and agreements as the Lender may reasonably request.

         5. MISCELLANEOUS PROVISIONS. This Supplement is part of the Credit Agreement and is subject and entitled to all of the rights, terms and provisions set forth therein and, as supplemented and modified hereby, the Credit Agreement remains in full force and effect. No waiver or modifications of any of the provisions hereof shall be binding on Lender unless agreed to in a writing signed by Lender.

This Term Loan Supplement has been duly executed and delivered as of the date hereof.

                    BORROWER: Resistance Technology, Inc.


                                By /s/
                                   ------------------------
                                  Its
                                     ----------------------

                                By /s/
                                   ------------------------
                                  Its
                                     ----------------------

                              RTI Electronics, Inc.


                                By /s/
                                   ------------------------
                                  Its
                                     ----------------------

                                By /s/
                                   ------------------------
                                  Its
                                     ----------------------

                    LENDER: Diversified Business Credit, Inc.

                                                     By /s/
                                                        ------------------------
                                                        Vice President